Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey J. Fox, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Willamette Valley Vineyards, Inc. on Form 10-Q for the quarterly period ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such 10-Q fairly presents in all material respects the financial condition and results of operations of Willamette Valley Vineyards Inc.

Date: November 14, 2008
By:	/s/ Jeffrey J. Fox
Name: Jeffrey J. Fox
Title: Controller